Other Income	12 Months Ended
Dec. 31, 2021
Other Income
Other Income

9.Other Income

Other income consists of the following:

In € thousand	2021	2020	2019
Foreign currency gains	1,689	19	11
Insurance recoveries	456	1,906	—
Grants received from the German government	51	307	53
Income from other grants	—	42	—
Other miscellaneous income	78	72	12
Total other income	2,274	2,346	76

Foreign currency gains of €1,689 thousand in 2021 are primarily derived from favorable exchange rate movements on the Group’s cash holdings denominated in US Dollar and from currency gains on foreign trade payables. Insurance recoveries are for damage which occurred as a result of an accident during maintenance work of which €1,000 thousand was received during 2020 and €1,362 thousand in the second half of 2021; an additional €456 thousand was recovered in 2021 compared to what was expected.

Lilium has been granted government funds for conducting research on future mobility infrastructure and technology, especially assessing existing infrastructure for building vertiports and vertistops; the conditions connected with the grants are fulfilled by the Group.